SUPPLEMENT
TO PROSPECTUS SUPPLEMENT DATED JUNE 25, 2003
(To Prospectus dated June 24, 2003)


                                  CWMBS, INC.
                                   Depositor

                                  Countrywide
                               Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer

                    CHL Mortgage Pass-Through Trust 2003-26
                                    Issuer
                                 ------------

----------------------------
The Class PO
Certificates represent             The Class PO Certificates
obligations of the trust
only and do not                    o   This supplement relates to the offering of the Class PO Certificates of the
represent an interest in               series referenced above.  This supplement does not contain complete
or obligation of                       information about the offering of the Class PO Certificates.  Additional
CWMBS, Inc.,                           information is contained in the prospectus supplement dated June 25, 2003,
Countrywide Home                       prepared in connection with the offering of the offered certificates of the
Loans, Inc.,                           series referenced above, and in the prospectus of the depositor dated June
Countrywide Home                       24, 2003.  You are urged to read this supplement, the prospectus
Loans Servicing LP, or                 supplement and the prospectus in full.
any of their affiliates.
                                   o   As of October 27, 2003, the class certificate balance of the Class PO
This supplement                        Certificates was approximately $9,500,546.
October be used to offer
and sell the offered               o   Exhibit 1 to this supplement is the monthly statement made available to
certificates only if                   holders of the Class PO Certificates on the distribution date in October
accompanied by the                     2003.
prospectus supplement
and the prospectus.                o   This supplement also modifies the "Method of Distribution" section on page S-70 of the prospectus supplement and the "Yield, Prepayment and
                                       Maturity Considerations" section on page S-53 of the prospectus supplement as described on the next page.




Neither the SEC nor any state securities commission has approved these securities or determined that this supplement, the prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This supplement is to be used by Countrywide Securities Corporation, an affiliate of CWMBS, Inc., Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP, in connection with offers and sales relating to transactions in the Class PO certificates in which Countrywide Securities Corporation acts as placement agent. Sales will be made at prices related to the prevailing prices at the time of sale.

October 31, 2003

                            ADDITIONAL INFORMATION


          You should purchase the Class PO Certificates only if you have read this supplement and the following documents:


               o the prospectus supplement, dated June 25, 2003 (the "Prospectus Supplement"), prepared in connection with the offering of the offered certificates of the series referenced above, which is attached to, and forms a part of this supplement; and


               o the prospectus of the depositor, dated June 24, 2003, which is attached to, and forms a part of this supplement.


                           DESCRIPTION OF COLLATERAL


Reports to Certificateholders


          The monthly statement furnished to the Certificateholders on the Distribution Date in October 2003 (the "Certificate Date") is included herein as Exhibit 1.


                            METHOD OF DISTRIBUTION

          Pursuant to a Placement Agency Agreement, dated as of October 31, 2003 (the "Placement Agreement"), between CWMBS, Inc. (the "PO Seller") and Countrywide Securities Corporation (the "Placement Agent"), the Placement Agent has agreed, subject to the satisfaction of certain conditions, to sell the Class PO Certificates on a best efforts basis, and the PO Seller has agreed to sell the Class PO Certificates through the Placement Agent. Sales will be made at prices relating to the prevailing prices at the time of sale.

                 YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

Sensitivity of the Class PO Certificates

          The information set forth in the following table has been prepared on the basis of the structuring assumptions contained in the Prospectus Supplement, that the Class PO Certificates have the class certificate balance described on the cover to this supplement, that the closing date for the purchase of the Class PO Certificates is October 31, 2003, and the assumption that the aggregate purchase price of the Class PO Certificates (expressed as a percentage of their Certificate Date Class Certificate Balance) is 74%.



                  Sensitivity of the Principal Only Certificates to Prepayments
                         (Pre-tax Yields to Maturity)

                                                              Percentage of the Prepayment Assumption
                                                        ----------------------------------------------------
        Class                                            0%        125%        350%        600%       1000%
        -----                                           ------- ---------  ----------  ----------  ---------
        Class PO..................................      2.7%       4.5%        7.8%       11.6%       17.2%



          It is unlikely that the Discount mortgage loans will have the precise characteristics described in this supplement or that the Discount mortgage loans will all prepay at the same rate until maturity or that all of the Discount mortgage loans will prepay at the same rate or time. As a result of these factors, the pre-tax yield on the Class PO Certificates is likely to differ from those shown in the table above, even if all of the Discount mortgage loans prepay at the indicated percentages of the Prepayment Assumption. No representation is made as to the actual rate of principal payments on the Discount mortgage loans for any period or over the life of the Class PO Certificates or as to the yield on the Class PO Certificates. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase the Class PO Certificates.

                                   EXHIBIT 1

                                  [Attached]



     THE                                                                                               Distribution Date:  10/25/03
   BANK OF
     NEW
     YORK

101 Barclay St., 8W
New York, NY 10286
                                                            Countrywide Home Loans Servicing LP
Officer:   Courtney Bartholomew                             Mortgage Pass-Through Certificates
           212-815-3236                                                Series 2003-26
Associate: Sean O'Connell
           212-815-6312
                                                       Certificateholder Monthly Distribution Summary

-----------------------------------------------------------------------------------------------------------------------------------
                                        Certificate                        Pass
                           Class           Rate            Beginning      Through       Principal      Interest          Total
Class         Cusip      Description       Type             Balance        Rate (%)   Distribution   Distribution    Distribution
-----------------------------------------------------------------------------------------------------------------------------------
1A1         12669ERDO    Senior          Fix-30/360    138,749,440.55     2.750000      602,374.36     317,967.47       920,341.83
1A2         12669ERE8    Senior          Var-30/360    222,990,172.31     1.520000      968,101.65     282,454.22     1,250,555.87
1A3         12669ERF5    Senior          Var-30/360      1,218,555.07     1.520000        5,290.30       1,543.50         6,833.80
1A4         12669ERG3    Strip IO        Var-30/360    224,208,727.38     6.480000            0.00   1,210,727.13     1,210,727.13
1A5         12669ERH1    Senior          Fix-30/360     18,778,766.47     5.500000    2,540,953.74           0.00     2,540,953.74
1A6         12669ERJ7    Senior          Fix-30/360     89,480,427.97     3.500000      388,475.19     260,984.58       649,459.77
2A1         12669ERK4    Senior          Var-30/360    261,304,050.26     1.520000    3,549,615.24     330,985.13     3,880,600.37
2A2         12669ERL2    Senior          Var-30/360    133,306,313.11    11.860000    1,810,864.09   1,317,510.73     3,128,374.82
2A3         12669ERM0    Strip IO        Var-30/360    266,612,626.23     0.050000            0.00      11,108.86        11,108.86
2A4         12669EUM6    Senior          Var-30/360      5,308,575.97     1.520000       72,112.94       6,724.20        78,837.13
 PO                                                      9,549,880.60     0.000000       49,334.17           0.00        49,334.17
PO-1        12669ERN8    Strip PO        Fix-30/360      3,196,336.20     0.000000       13,500.33           0.00        13,500.33
PO-2        12669ERN8    Strip PO        Fix-30/360      6,353,544.40     0.000000       35,833.84           0.00        35,833.84
 AR         12669ERP3    Senior          Fix-30/360              0.00     5.500000            0.00           0.00             0.00
-----------------------------------------------------------------------------------------------------------------------------------
 M          12669ERQ1    Junior          Fix-30/360      9,894,978.15     5.263704       23,275.28      43,403.53        66,678.81
 B1         12669ERR9    Junior          Fix-30/360      3,298,326.05     5.263704        7,758.43      14,467.84        22,226.27
 B2         12669ERS7    Junior          Fix-30/360      2,355,947.18     5.263704        5,541.73      10,334.17        15,875.91
 B3         12669ERT5    Junior          Fix-30/360      1,413,568.31     5.263704        3,325.04       6,200.50         9,525.54
 B4         12669ERU2    Junior          Fix-30/360        942,378.87     5.263704        2,216.69       4,133.67         6,350.36
 B5         12669ERV0    Junior          Fix-30/360      1,413,569.36     5.263704        3,325.01       6,200.51         9,525.52
-----------------------------------------------------------------------------------------------------------------------------------
Totals                                                 900,004,950.23                10,032,563.86   3,824,746.04    13,857,309.90
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                                   Current                               Cumulative
                                  Realized              Ending             Realized
Class       Cusip                  Losses              Balance             Losses
----------------------------------------------------------------------------------------
1A1         12669ERDO                0.00           138,147,066.19            0.00
1A2         12669ERE8                0.00           222,022,070.66            0.00
1A3         12669ERF5                0.00             1,213,264.77            0.00
1A4         12669ERG3                0.00           223,235,335.43            0.00
1A5         12669ERH1                0.00            16,323,882.07            0.00
1A6         12669ERJ7                0.00            89,091,952.78            0.00
2A1         12669ERK4                0.00           257,754,435.02            0.00
2A2         12669ERL2                0.00           131,495,449.02            0.00
2A3         12669ERM0                0.00           262,990,898.05            0.00
2A4         12669EUM6                0.00             5,236,463.03            0.00
 PO                                  0.00             9,500,546.43            0.00
PO-1        12669ERN8                0.00             3,182,835.87            0.00
PO-2        12669ERN8                0.00             6,317,710.56            0.00
 AR         12669ERP3                0.00                     0.00            0.00
----------------------------------------------------------------------------------------
 M          12669ERQ1                0.00             9,871,702.87            0.00
 B1         12669ERR9                0.00             3,290,567.62            0.00
 B2         12669ERS7                0.00             2,350,405.45            0.00
 B3         12669ERT5                0.00             1,410,243.27            0.00
 B4         12669ERU2                0.00               940,162.18            0.00
 B5         12669ERV0                0.03             1,410,244.32            0.10
----------------------------------------------------------------------------------------
Totals                               0.03           890,058,455.68            0.10
----------------------------------------------------------------------------------------






     THE                                                                                              Distribution Date:  10/25/03
   BANK OF
     NEW
     YORK

101 Barclay St., 8W
New York, NY 10286
                                                            Countrywide Home Loans Servicing LP
Officer:   Courtney Bartholomew                             Mortgage Pass-Through Certificates
           212-815-3236                                                Series 2003-26
Associate: Sean O'Connell
           212-815-6312
                                                               Principal Distribution Detail

-----------------------------------------------------------------------------------------------------------------------------------
                                 Original            Beginning        Scheduled                        Unscheduled          Net
                               Certificate         Certificate        Principal       Accretion         Principal        Principal
Class            Cusip           Balance              Balance       Distribution      Principal        Adjustments     Distribution
-----------------------------------------------------------------------------------------------------------------------------------
1A1            12669ERDO       140,000,000.00    138,749,440.55      602,374.36            0.00            0.00         602,374.36
1A2            12669ERE8       225,000,000.00    222,990,172.31      968,101.65            0.00            0.00         968,101.65
1A3            12669ERF5         1,229,538.00      1,218,555.07        5,290.30            0.00            0.00           5,290.30
1A4            12669ERG3       226,229,538.00    224,208,727.38            0.00            0.00            0.00               0.00
1A5            12669ERH1        30,000,000.00     18,778,766.47    2,540,953.74            0.00            0.00       2,540,953.74
1A6            12669ERJ7        90,286,922.00     89,480,427.97      388,475.19            0.00            0.00         388,475.19
2A1            12669ERK4       283,670,000.00    261,304,050.26    3,549,615.24            0.00            0.00       3,549,615.24
2A2            12669ERL2       144,716,478.00    133,306,313.11    1,810,864.09            0.00            0.00       1,810,864.09
2A3            12669ERM0       289,432,956.00    266,612,626.23            0.00            0.00            0.00               0.00
2A4            12669EUM6         5,762,956.00      5,308,575.97       72,112.94            0.00            0.00          72,112.94
 PO                              9,859,004.94      9,549,880.60       49,334.17            0.00            0.00          49,334.17
PO-1           12669ERN8         3,233,439.83      3,196,336.20       13,500.33            0.00            0.00          13,500.33
PO-2           12669ERN8         6,625,565.11      6,353,544.40       35,833.84            0.00            0.00          35,833.84
 AR            12669ERP3               100.00              0.00            0.00            0.00            0.00               0.00
-----------------------------------------------------------------------------------------------------------------------------------
 M             12669ERQ1         9,975,000.00      9,894,978.15       23,275.28            0.00            0.00          23,275.28
 B1            12669ERR9         3,325,000.00      3,298,326.05        7,758.43            0.00            0.00           7,758.43
 B2            12669ERS7         2,375,000.00      2,355,947.18        5,541.73            0.00            0.00           5,541.73
 B3            12669ERT5         1,425,000.00      1,413,568.31        3,325.04            0.00            0.00           3,325.04
 B4            12669ERU2           950,000.00        942,378.87        2,216.69            0.00            0.00           2,216.69
 B5            12669ERV0         1,425,001.06      1,413,569.36        3,325.01            0.00            0.00           3,325.01
-----------------------------------------------------------------------------------------------------------------------------------
Totals                         950,000,000.00    900,004,950.23   10,032,563.86            0.00            0.00      10,032,563.86
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                           Current               Ending               Ending
                                          Realized            Certificate         Certificate
Class            Cusip                      Losses               Balance              Factor
---------------------------------------------------------------------------------------------------
1A1            12669ERDO                      0.00            138,147,066.19     0.98676475849
1A2            12669ERE8                      0.00            222,022,070.66     0.98676475849
1A3            12669ERF5                      0.00              1,213,264.77     0.98676475849
1A4            12669ERG3                      0.00            223,235,335.43     0.98676475849
1A5            12669ERH1                      0.00             16,323,882.07     0.54412940238
1A6            12669ERJ7                      0.00             89,091,952.78     0.98676475849
2A1            12669ERK4                      0.00            257,754,435.02     0.90864185503
2A2            12669ERL2                      0.00            131,495,449.02     0.90864185503
2A3            12669ERM0                      0.00            262,990,898.05     0.90864185503
2A4            12669EUM6                      0.00              5,236,463.03     0.90864185503
 PO                                           0.00              9,500,546.43     0.96364151228
PO-1           12669ERN8                      0.00              3,182,835.87     0.98434980653
PO-2           12669ERN8                      0.00              6,317,710.56     0.95353535153
 AR            12669ERP3                      0.00                      0.00     0.00000000000
-------------------------------------------------------------------------------------------------
 M             12669ERQ1                      0.00              9,871,702.87     0.98964439800
 B1            12669ERR9                      0.00              3,290,567.62     0.98964439800
 B2            12669ERS7                      0.00              2,350,405.45     0.98964439800
 B3            12669ERT5                      0.00              1,410,243.27     0.98964439800
 B4            12669ERU2                      0.00                940,162.18     0.98964439800
 B5            12669ERV0                      0.03              1,410,244.32     0.98964439800
-------------------------------------------------------------------------------------------------
Totals                                        0.03            890,058,455.68
-------------------------------------------------------------------------------------------------






     THE                                                                                              Distribution Date:  10/25/03
   BANK OF
     NEW
     YORK

101 Barclay St., 8W
New York, NY 10286
                                                            Countrywide Home Loans Servicing LP
Officer:   Courtney Bartholomew                             Mortgage Pass-Through Certificates
           212-815-3236                                                Series 2003-26
Associate: Sean O'Connell
           212-815-6312
                                                               Interest Distribution Detail

-----------------------------------------------------------------------------------------------------------------------------------
                Beginning           Pass              Accrued       Cumulative                        Total               Net
               Certificate        Through             Optimal         Unpaid      Deferred           Interest         Prepayment
Class            Balance            Rate (%)          Interest       Interest     Interest             Due          Int Shortfall
-----------------------------------------------------------------------------------------------------------------------------------
1A1          138,749,440.55       2.750000         317,967.47            0.00         0.00         317,967.47               0.00
1A2          222,990,172.31       1.520000         282,454.22            0.00         0.00         282,454.22               0.00
1A3            1,218,555.07       1.520000           1,543.50            0.00         0.00           1,543.50               0.00
1A4          224,208,727.38       6.480000       1,210,727.13            0.00         0.00       1,210,727.13               0.00
1A5           18,778,766.47       5.500000               0.00            0.00    86,069.35          86,069.35               0.00
1A6           89,480,427.97       3.500000         260,984.58            0.00         0.00         260,984.58               0.00
2A1          261,304,050.26       1.520000         330,985.13            0.00         0.00         330,985.13               0.00
2A2          133,306,313.11      11.860000       1,317,510.73            0.00         0.00       1,317,510.73               0.00
2A3          266,612,626.23       0.050000          11,108.86            0.00         0.00          11,108.86               0.00
2A4            5,308,575.97       1.520000           6,724.20            0.00         0.00           6,724.20               0.00
 PO            9,549,880.60       0.000000               0.00            0.00         0.00               0.00               0.00
PO-1           3,196,336.20       0.000000               0.00            0.00         0.00               0.00               0.00
PO-2           6,353,544.40       0.000000               0.00            0.00         0.00               0.00               0.00
 AR                    0.00       5.500000               0.00            0.00         0.00               0.00               0.00
-----------------------------------------------------------------------------------------------------------------------------------
 M             9,894,978.15       5.263704          43,403.53            0.00         0.00          43,403.53               0.00
 B1            3,298,326.05       5.263704          14,467.84            0.00         0.00          14,467.84               0.00
 B2            2,355,947.18       5.263704          10,334.17            0.00         0.00          10,334.17               0.00
 B3            1,413,568.31       5.263704           6,200.50            0.00         0.00           6,200.50               0.00
 B4              942,378.87       5.263704           4,133.67            0.00         0.00           4,133.67               0.00
 B5            1,413,569.36       5.263704           6,200.51            0.00         0.00           6,200.51               0.00
-----------------------------------------------------------------------------------------------------------------------------------
Totals       900,004,950.23                      3,824,746.04            0.00    86,069.35       3,910,815.39               0.00
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                        Unscheduled
                                         Interest                  Interest
Class            Balance                 Adjustment                   Paid
-------------------------------------------------------------------------------
1A1          138,749,440.55                   0.00                317,967.47
1A2          222,990,172.31                   0.00                282,454.22
1A3            1,218,555.07                   0.00                  1,543.50
1A4          224,208,727.38                   0.00              1,210,727.13
1A5           18,778,766.47                   0.00                      0.00
1A6           89,480,427.97                   0.00                260,984.58
2A1          261,304,050.26                   0.00                330,985.13
2A2          133,306,313.11                   0.00              1,317,510.73
2A3          266,612,626.23                   0.00                 11,108.86
2A4            5,308,575.97                   0.00                  6,724.20
 PO            9,549,880.60                   0.00                      0.00
PO-1           3,196,336.20                   0.00                      0.00
PO-2           6,353,544.40                   0.00                      0.00
 AR                    0.00                   0.00                      0.00
-------------------------------------------------------------------------------
 M             9,894,978.15                   0.00                 43,403.53
 B1            3,298,326.05                   0.00                 14,467.84
 B2            2,355,947.18                   0.00                 10,334.17
 B3            1,413,568.31                   0.00                  6,200.50
 B4              942,378.87                   0.00                  4,133.67
 B5            1,413,569.36                   0.00                  6,200.51
-------------------------------------------------------------------------------
Totals       900,004,950.23                   0.00              3,824,746.04
-------------------------------------------------------------------------------



     THE                                                                                               Distribution Date:  10/25/03
   BANK OF
     NEW
     YORK

101 Barclay St., 8W
New York, NY 10286
                                                            Countrywide Home Loans Servicing LP
Officer:   Courtney Bartholomew                             Mortgage Pass-Through Certificates
           212-815-3236                                                Series 2003-26
Associate: Sean O'Connell
           212-815-6312
                                                               Current Payment Information
                                                                 Factors per $1,000

-----------------------------------------------------------------------------------------------------------------------------------
                            Original      Beginning Cert.                                     Ending Cert.           Pass
                          Certificate       Notional          Principal       Interest          Notional            Through
Class      Cusip            Balance         Balance           Distribution   Distribution       Balance              Rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
1A1        12669ERDO    140,000,000.00     991.067432486      4.302673993     2.271196199       986.764758493         2.750000
1A2        12669ERE8    225,000,000.00     991.067432486      4.302673993     1.255352081       986.764758493         1.520000
1A3        12669ERF5      1,229,538.00     991.067432487      4.302673993     1.255352081       986.764758494         1.520000
1A4        12669ERG3    226,229,538.00     991.067432486      0.000000000     5.351764135       986.764758493         6.480000
1A5        12669ERH1     30,000,000.00     625.958882283     84.698458118     0.000000000       544.129402376         5.500000
1A6        12669ERJ7     90,286,922.00     991.067432486      4.302673993     2.890613345       986.764758493         3.500000
2A1        12669ERK4    283,670,000.00     921.155040220     12.513185187     1.166796384       908.641855033         1.520000
2A2        12669ERL2    144,716,478.00     921.155040220     12.513185187     9.104082314       908.641855033        11.860000
2A3        12669ERM0    289,432,956.00     921.155040220      0.000000000     0.038381460       908.641855033         0.050000
2A4        12669EUM6      5,762,956.00     921.155040220     12.513185187     1.166796384       908.641855033         1.520000
 PO                       9,859,004.94     968.645482797      5.003970512     0.000000000       963.641512284         0.000000
PO-1       12669ERN8      3,233,439.83     988.525028722      4.175222188     0.000000000       984.349806534         0.000000
PO-2       12669ERN8      6,625,565.11     958.943772040      5.408420506     0.000000000       953.535351534         0.000000
 AR        12669ERP3            100.00       0.000000000      0.000000000     0.000000000         0.000000000         5.500000
-----------------------------------------------------------------------------------------------------------------------------------
 M         12669ERQ1      9,975,000.00     991.977759328      2.333361331     4.351230807       989.644397997         5.263704
 B1        12669ERR9      3,325,000.00     991.977759328      2.333361331     4.351230807       989.644397997         5.263704
 B2        12669ERS7      2,375,000.00     991.977759328      2.333361331     4.351230807       989.644397997         5.263704
 B3        12669ERT5      1,425,000.00     991.977759328      2.333361331     4.351230807       989.644397997         5.263704
 B4        12669ERU2        950,000.00     991.977759328      2.333361331     4.351230807       989.644397997         5.263704
 B5        12669ERV0      1,425,001.06     991.977759328      2.333339974     4.351230807       989.644397997         5.263704
-----------------------------------------------------------------------------------------------------------------------------------
Totals                  950,000,000.00     947.373631821     10.560593537     4.026048463       936.903637558
-----------------------------------------------------------------------------------------------------------------------------------



     THE
   BANK OF
     NEW
     YORK

101 Barclay St., 8W
New York, NY 10286
                                                            Countrywide Home Loans Servicing LP
Officer:   Courtney Bartholomew                             Mortgage Pass-Through Certificates
           212-815-3236                                                Series 2003-26
Associate: Sean O'Connell
           212-815-6312

     Pool Level Data

     Distribution Date                                                                                          10/25/03
     Cut-off Date                                                                                                 6/1/03
     Determination Date                                                                                          10/1/03
     Accrual Period 30/360                      Begin                                                             9/1/03
                                                End                                                              10/1/03
     Number of Days in 30/360 Accrual Period                                                                          30


     ---------------------------------------------------------------
                           Collateral Information
     ---------------------------------------------------------------

     Group 1
     -------

     Cut-Off Date Balance                                                                                 500,000,000.00

     Beginning Aggregate Pool Stated Principal Balance                                                    484,602,558.43
     Ending Aggregate Pool Stated Principal Balance                                                       480,158,951.16

     Beginning Aggregate Certificate Stated Principal Balance                                             900,004,950.22
     Ending Aggregate Certificate Stated Principal Balance                                                890,058,455.68

     Beginning Aggregate Loan Count                                                                                 1021
     Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement                                   8
     Ending Aggregate Loan Count                                                                                    1013

     Beginning Weighted Average Loan Rate (WAC)                                                                5.857693%
     Ending Weighted Average Loan Rate (WAC)                                                                   5.856120%

     Beginning Net Weighted Average Loan Rate                                                                  5.463723%
     Ending Net Weighted Average Loan Rate                                                                     5.463542%

     Weighted Average Maturity (WAM) (Months)                                                                        352

     Servicer Advances                                                                                         14,340.67

     Aggregate Pool Prepayment                                                                              3,921,192.08
     Pool Prepayment Rate                                                                                     9.2988 CPR


     Group 2
     -------

     Cut-Off Date Balance                                                                                 450,000,000.00

     Beginning Aggregate Pool Stated Principal Balance                                                    415,402,391.79
     Ending Aggregate Pool Stated Principal Balance                                                       409,899,504.51

     Beginning Aggregate Certificate Stated Principal Balance                                             900,004,950.22
     Ending Aggregate Certificate Stated Principal Balance                                                890,058,455.67

     Beginning Aggregate Loan Count                                                                                  818


                                                                                  Page 1



     THE
   BANK OF
     NEW
     YORK

101 Barclay St., 8W
New York, NY 10286
                                                            Countrywide Home Loans Servicing LP
Officer:   Courtney Bartholomew                             Mortgage Pass-Through Certificates
           212-815-3236                                                Series 2003-26
Associate: Sean O'Connell
           212-815-6312


     Group 2
     -------

     Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement                                   7
     Ending Aggregate Loan Count                                                                                     811

     Beginning Weighted Average Loan Rate (WAC)                                                                5.281185%
     Ending Weighted Average Loan Rate (WAC)                                                                   5.278659%

     Beginning Net Weighted Average Loan Rate                                                                  4.923525%
     Ending Net Weighted Average Loan Rate                                                                     4.922936%

     Weighted Average Maturity (WAM) (Months)                                                                        175

     Servicer Advances                                                                                          7,165.66

     Aggregate Pool Prepayment                                                                              3,934,289.52
     Pool Prepayment Rate                                                                                    10.8303 CPR


     ------------------------------------------------------
                           Certificate Information
     ------------------------------------------------------

     Group 1
     -------

     Senior Percentage                                                                                    97.8835213609%
     Senior Prepayment Percentage                                                                        100.0000000000%

     Subordinate Percentage                                                                                2.1164786391%
     Subordinate Prepayment Percentage                                                                     0.0000000000%

     Group 2
     -------

     Senior Percentage                                                                                    97.7680152098%
     Senior Prepayment Percentage                                                                        100.0000000000%

     Subordinate Percentage                                                                                2.2319847902%
     Subordinate Prepayment Percentage                                                                     0.0000000000%



     Certificate Account

     Beginning Balance                                                                                              0.00

     Deposit
     Payments of Interest and Principal                                                                    14,127,799.14
     Liquidation Proceeds                                                                                           0.00
     All Other Proceeds                                                                                             0.00
     Other Amounts                                                                                                  0.00
                                                                                                           --------------
     Total Deposits                                                                                        14,127,799.14

                                                                         Page 2




     THE
   BANK OF
     NEW
     YORK

101 Barclay St., 8W
New York, NY 10286
                                                            Countrywide Home Loans Servicing LP
Officer:   Courtney Bartholomew                             Mortgage Pass-Through Certificates
           212-815-3236                                                Series 2003-26
Associate: Sean O'Connell
           212-815-6312


     Withdrawals

     Reimbursement of Servicer Advances                                                                             0.00
     Payment of Master Servicer Fees                                                                          181,830.85
     Payment of Sub Servicer Fees                                                                              88,658.39
     Payment of Other Fees                                                                                     86,112.13
     Payment of Insurance Premium(s)                                                                                0.00
     Payment of Personal Mortgage Insurance                                                                     2,546.26
     Other Permitted Withdrawal per the Pooling and Service Agreement                                               0.00
     Payment of Principal and Interest                                                                     13,857,309.90
                                                                                                           --------------
     Total Withdrawals                                                                                     14,216,457.53

     Ending Balance                                                                                                 0.00



     Prepayment Compensation
     Total Gross Prepayment Interest Shortfall                                                                  5,670.19
     Compensation for Gross PPIS from Servicing Fees                                                            5,670.18
     Other Gross PPIS Compensation                                                                                  0.00
                                                                                                                --------
     Total Net PPIS (Non-Supported PPIS)                                                                            0.00



     Master Servicing Fees Paid                                                                               181,830.85
     Insurance Premium(s) Paid                                                                                      0.00
     Personal Mortgage Insurance Fees Paid                                                                      2,546.26
     Other Fees Paid                                                                                           86,112.13
                                                                                                             ------------
     Total Fees                                                                                               270,489.24


     -------------------------------------------------
                      Delinquency Information
     -------------------------------------------------



     Group 1
     --------


     Delinquency                              31-60 Days          61-90 Days            91+ Days                Totals
     -----------                              ----------          ----------            ---------               ------
     Scheduled Principal Balance              2,023,983.12             0.00            378,475.46           2,402,458.58
     Percentage of Total Pool Balance            0.421524%        0.000000%             0.078823%              0.500347%
     Number of Loans                                     4                0                     1                      5
     Percentage of Total Loans                   0.394867%        0.000000%             0.098717%              0.493583%

     Foreclosure
     -----------

     Scheduled Principal Balance                                                                                    0.00
     Percentage of Total Pool Balance                                                                          0.000000%


     THE
   BANK OF
     NEW
     YORK

101 Barclay St., 8W
New York, NY 10286
                                                            Countrywide Home Loans Servicing LP
Officer:   Courtney Bartholomew                             Mortgage Pass-Through Certificates
           212-815-3236                                                Series 2003-26
Associate: Sean O'Connell
           212-815-6312


     Foreclosure
     -----------
      Number of Loans                                                                                                   0
      Percentage of Total Loans                                                                                 0.000000%

     Bankruptcy
     ----------

     Scheduled Principal Balance                                                                                    0.00
     Percentage of Total Pool Balance                                                                          0.000000%
     Number of Loans                                                                                                   0
     Percentage of Total Loans                                                                                 0.000000%

     REO
     ---

     Scheduled Principal Balance                                                                                    0.00
     Percentage of Total Pool Balance                                                                          0.000000%
     Number of Loans                                                                                                   0
     Percentage of Total Loans                                                                                 0.000000%

     Book Value of all REO Loans                                                                                    0.00
     Percentage of Total Pool Balance                                                                          0.000000%

     Current Realized Losses                                                                                        0.00
     Additional Gains (Recoveries)/Losses                                                                           0.00
     Total Realized Losses                                                                                          0.00

     Group 2
     -------



     Delinquency                              31-60 Days          61-90 Days            91+ Days                Totals
     -----------                              ----------          ----------            ---------               ------

     Scheduled Principal Balance              869,211.78               0.00                  0.00             869,211.78
     Percentage of Total Pool Balance          0.212055%          0.000000%             0.000000%              0.212055%
     Number of Loans                                   2                  0                     0                      2
     Percentage of Total Loans                 0.246609%          0.000000%             0.000000%              0.246609%

     Foreclosure
     -----------

     Scheduled Principal Balance                                                                                    0.00
     Percentage of Total Pool Balance                                                                          0.000000%
     Number of Loans                                                                                                   0
     Percentage of Total Loans                                                                                 0.000000%

     Bankruptcy
     ----------

     Scheduled Principal Balance                                                                                    0.00
     Percentage of Total Pool Balance                                                                          0.000000%
     Number of Loans                                                                                                   0
     Percentage of Total Loans                                                                                 0.000000%



                                                                                     Page 4




     THE
   BANK OF
     NEW
     YORK

101 Barclay St., 8W
New York, NY 10286
                                                            Countrywide Home Loans Servicing LP
Officer:   Courtney Bartholomew                             Mortgage Pass-Through Certificates
           212-815-3236                                                Series 2003-26
Associate: Sean O'Connell
           212-815-6312

     REO
     ---

     Scheduled Principal Balance                                                                                    0.00
     Percentage of Total Pool Balance                                                                          0.000000%
     Number of Loans                                                                                                   0
     Percentage of Total Loans                                                                                 0.000000%

     Book Value of all REO Loans                                                                                    0.00
     Percentage of Total Pool Balance                                                                          0.000000%

     Current Realized Losses                                                                                        0.00
     Additional Gains (Recoveries)/Losses                                                                           0.00
     Total Realized Losses                                                                                          0.00


     ------------------------------------------------------
           Subordination/Credit Enhancement Information
     ------------------------------------------------------



     Protection                                                                 Original                         Current
     ----------                                                                 --------                         -------
     Bankruptcy Loss                                                          100,000.00                      100,000.00
     Bankruptcy Percentage                                                     0.010526%                       0.011235%
     Credit/Fraud Loss                                                      9,500,000.00                    9,500,000.00
     Credit/Fraud Loss Percentage                                              1.000000%                       1.067346%
     Special Hazard Loss                                                    9,500,000.00                    9,500,000.00
     Special Hazard Loss Percentage                                            1.000000%                       1.067346%


     Credit Support                                                             Original                         Current
     ---------------                                                            --------                         -------

     Class A                                                              930,524,998.94                  870,785,129.97
     Class A Percentage                                                       97.950000%                      97.834600%

     Class M                                                                9,975,000.00                    9,871,702.87
     Class M Percentage                                                        1.050000%                       1.109107%

     Class B1                                                               3,325,000.00                    3,290,567.62
     Class B1 Percentage                                                       0.350000%                       0.369702%

     Class B2                                                               2,375,000.00                    2,350,405.45
     Class B2 Percentage                                                       0.250000%                       0.264073%

     Class B3                                                               1,425,000.00                    1,410,243.27
     Class B3 Percentage                                                       0.150000%                       0.158444%

     Class B4                                                                 950,000.00                      940,162.18
     Class B4 Percentage                                                       0.100000%                       0.105629%

     Class B5                                                               1,425,001.06                    1,410,244.32
     Class B5 Percentage                                                       0.150000%                       0.158444%



                                                                                     Page 5



     THE
   BANK OF
     NEW
     YORK

101 Barclay St., 8W
New York, NY 10286
                                                            Countrywide Home Loans Servicing LP
Officer:   Courtney Bartholomew                             Mortgage Pass-Through Certificates
           212-815-3236                                                Series 2003-26
Associate: Sean O'Connell
           212-815-6312


     Credit Support                                                             Original                         Current
     ---------------                                                            --------                         -------





     ---------------------------------------------------
                Group1 Compensating Interest Detail
     ---------------------------------------------------


     Total Gross Prepayment Interest Shortfall                                                                  3,084.91
     Compensation for Gross PPIS from Servicing Fees                                                            3,084.91

     Total Net PPIS (Non-Supported PPIS)                                                                            0.00



     ----------------------------------------------------
                Group2 Compensating Interest Detail
     ----------------------------------------------------



     Total Gross Prepayment Interest Shortfall                                                                  2,585.28
     Compensation for Gross PPIS from Servicing Fees                                                            2,585.28

     Total Net PPIS (Non-Supported PPIS)                                                                           -0.00





                                                                            Page 6
